S-K 1607, De-SPAC Reports, Opinions, Appraisals, Negotiations	Jun. 01, 2026
Reports Opinions Appraisals And Negotiations Line Items
Reports, Opinions, Appraisals, and Negotiations [Table Text Block]
Opinion of Scalar, LLC
On December 4, 2025, at a meeting of the Special Committee, Scalar rendered its oral opinion to the Special Committee, subsequently confirmed in writing, as to the fairness, from a financial point of view, as of such date, to (1) the PCSC Class A Shareholders (for purposes of such opinion and this summary, other than Freenome, the Sponsor, the Key Supporting Company Stockholders, the holders of PCSC Class A Shares who elect to redeem their shares prior to or in connection with the Business Combination, and the PIPE Investors, which we refer to collectively as the Excluded Parties) and (2) PCSC, of the Consideration (as defined in such opinion) to be paid by PCSC to the Freenome stockholders pursuant to the Business Combination Agreement (without giving effect to any impact of the Business Combination on any particular PCSC Class A Shareholder other than in its capacity as a PCSC Class A Shareholder), based upon and subject to the procedures followed, assumptions made, qualifications and limitations on the review undertaken, and other matters considered by Scalar in preparing its opinion. For purposes of Scalar’s opinion and this summary, the “Consideration” consisted of the total number of shares of New Freenome Common Stock to be issued for the shares of common stock and preferred stock of Freenome (collectively, “Company Shares”).
The full text of Scalar’s written opinion, dated December 4, 2025, which sets forth the procedures followed, assumptions made, matters considered, qualifications and limitations on the review undertaken, and other matters considered by Scalar in connection with the opinion, is attached to this proxy statement/prospectus as Annex L. The summary of Scalar’s opinion in this proxy statement/prospectus is qualified in its entirety by reference to the full text of Scalar’s written opinion. Scalar’s opinion was provided for the information and assistance of Special Committee and does not constitute a recommendation as to how any stockholder of PCSC should vote or act (including with respect to any redemption rights) with respect to the Business Combination or any other matter.
In arriving at its opinion, Scalar, among other things:
•	reviewed a draft of the agreed form, dated November 12, 2025, of the Sponsor Letter Agreement;
•	reviewed a draft, dated December 3, 2025, of the Business Combination Agreement;
•	reviewed a draft, dated November 3, 2025, of the Investor Subscription Agreements (the drafts described in these first three bullets, the “Reviewed Transaction Documents”);
•	reviewed certain publicly available business and financial information relating to PCSC and the Company;
•
reviewed certain historical financial information and other data relating to the Company that were provided to Scalar by the management of PCSC, approved for our use by PCSC and not publicly available;

•	reviewed certain management data relating to the business prospects of the Company that were provided to Scalar by the management of PCSC, approved for Scalar’s use by PCSC and not publicly available;
•
conducted discussions with members of the senior management of the Company concerning the business, operations, historical financial results and financial prospects of the Company and its addressable market and the Business Combination;

•	reviewed current and historical market prices of the PCSC Class A Shares;
•	reviewed certain financial and market data of the Company and compared that data with publicly available data for certain other companies similar to Freenome;
•	reviewed certain pro forma effects relating to the Business Combination, including estimated transaction costs and the effects of anticipated financings, approved for Scalar’s use by PCSC; and
•	conducted such other financial studies, analyses and investigations, and considered such other information, as Scalar deemed necessary or appropriate.
In performing its analysis and rendering its opinion, with PCSC’s consent, Scalar relied upon and assumed, without assuming liability or responsibility for independent verification, the accuracy and completeness of information that was publicly available or was furnished, or otherwise made available to Scalar or discussed with or reviewed by Scalar. Scalar further relied upon the assurances of the management of PCSC that the financial information provided had been prepared on a reasonable basis in accordance with industry practice, and that they were not aware of any information or facts that would make any information provided to Scalar inaccurate, incomplete or misleading.
Scalar assumed that the Business Combination will have the tax consequences described in discussions with, and materials furnished to Scalar by, representatives of the Company or PCSC, including that (i) the Domestication qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, (ii) the Mergers, taken together, will be treated as an integrated transaction that qualifies as a “reorganization” within the meaning of Section 368 of the Code, and (iii) the Mergers and the PIPE Financing, taken together, will be treated as an integrated transaction qualifying under Section 351(a) of the Code and Treasury Regulations promulgated thereunder. Scalar is not a legal, accounting, regulatory, or tax expert and its opinion does not address any legal, regulatory, taxation, or accounting matters, as to which Scalar understood that PCSC obtained such advice as it deemed necessary from qualified professionals, and Scalar assumed the accuracy and veracity of all assessments made by such advisors to the Company or PCSC with respect to such matters.
In arriving at its opinion, with PCSC’s consent and without independent verification, Scalar relied upon and assumed that except as would not be in any way meaningful to Scalar’s analysis: (a) the final form of each of the Reviewed Transaction Documents, as executed by the parties thereto, will not differ from the drafts that Scalar reviewed, (b) the representations and warranties of all parties to the Business Combination Agreement, and any related transaction documents, are correct and that such parties will comply with and perform all covenants and agreements required to be complied with or performed by such parties under the Business Combination Agreement and any related transaction documents, (c) the Business Combination will be consummated in accordance with the terms of the Business Combination Agreement and related transaction documents, without any waiver or amendment of any term or condition thereof, and (d) there had been no material change in the assets, financial condition, business or prospects of any party to the Business Combination Agreement since the date of the most recent financial statements and other information made available to Scalar. Additionally, Scalar assumed that all governmental, regulatory or other third-party approvals and consents necessary for the consummation of the Business Combination or otherwise contemplated by the Business Combination Agreement will be obtained without delay, limitation, restriction or condition and otherwise in a way that will not have any adverse effect on the Company or PCSC, or on the expected benefits of the Business Combination, in any way meaningful to Scalar’s analysis.
In addition, Scalar relied upon (without independent verification and without expressing any view, opinion, representation, guaranty or warranty (in each case, express or implied)) the assessments, judgments and estimates of PCSC’s senior management and the Company’s senior management as to, among other things, (a) the potential impact on the Company of market, competitive and other trends in and prospects for, and governmental, regulatory and legislative matters relating to or affecting, the industry in which the Company operates and related industries, (b) the Company’s existing and future products, services, technology and intellectual property and the associated risks thereto (including, without limitation, the probabilities and timing of successful development and marketing thereof; the timing of successful regulatory approvals and clearances; compliance with relevant regulatory requirements; and the potential impact of competition thereon) and (c) PCSC’s and the Company’s existing and future relationships, agreements and arrangements with, and the ability to attract, retain and/or replace, key employees, suppliers and other commercial relationships (in each such case to the extent relevant to the Company, the Business Combination and its contemplated benefits). Scalar assumed that there will not be any developments with respect to any of the foregoing matters that would have an adverse effect on PCSC, the Company or the Business Combination (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to Scalar’s analyses or opinion.
Given PCSC’s nature as a special purpose acquisition company, for purposes of its opinion and with PCSC’s consent, Scalar assumed a value of $10.61 per PCSC Share in calculating the value of the New Freenome Common Stock to be issued as the Consideration under the Business Combination Agreement, with such $10.61 per share value being based on (a) $91,550,673.98, which was the value of the assets held in PCSC’s Trust Account as of November 30, 2025, divided by (b) 8,625,000, which was the number of outstanding PCSC Class A Shares subject to redemption as of October 31, 2025. In rendering its Opinion, Scalar did not express any view or opinion as to what the value of any PCSC Shares will be when issued pursuant to the Business Combination or the price or range of prices at which any PCSC Class A Shares, PCSC Class B Shares or other securities or financial instruments of or relating to PCSC may trade or otherwise be transferable at any time before or after announcement or consummation of the Business Combination. Additionally, Scalar expressed no opinion with respect to the PCSC Class B Shares and PCSC Preference Shares.
In arriving at its opinion, Scalar did not perform any appraisals or valuations of any specific assets or liabilities (fixed, contingent or other) of the Company or PCSC and Scalar was not furnished or provided with any such appraisals or valuations, nor did Scalar evaluate the solvency of the Company or PCSC under any state or federal law relating to bankruptcy, insolvency or similar matters. The analyses performed by Scalar in connection with its Opinion were going concern analyses, assuming the Business Combination was consummated in accordance with the terms of the Business Combination Agreement. Scalar did not undertake any independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or PCSC was a party or may be subject, and at PCSC’s direction and with PCSC’s consent, Scalar’s opinion made no assumption concerning, and therefore did not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.
Scalar’s opinion was necessarily based upon economic, monetary, market, and other conditions as in effect on, the information available to Scalar as of, and the facts and circumstances as they existed on, the date of Scalar’s written opinion and Scalar’s opinion speaks only as of such date; events occurring after that date could materially affect the assumptions used in preparing Scalar’s opinion. Scalar has not undertaken to update, reaffirm, or revise its opinion or otherwise comment upon any events occurring after the date of Scalar’s written opinion, material information provided to Scalar after that date, or any change in facts or circumstances that occurred after that date, and Scalar does not have any obligation to update, revise, or reaffirm its opinion.
Scalar’s opinion did not address PCSC’s underlying business decision to engage in the Business Combination, the relative merits of the Business Combination as compared to other business or investment strategies or transactions that might be available to PCSC, or whether the Consideration to be delivered to Freenome stockholders pursuant to the Business Combination Agreement represents the best price obtainable. In connection with Scalar’s engagement, Scalar was not requested to, and did not, solicit interest from other parties with respect to an acquisition of, or other business combination with, PCSC or any other alternative transaction. Scalar’s opinion addressed only the fairness from a financial point of view, as of the date thereof, to PCSC Class A Shareholders (other than the Excluded Parties) of the Consideration to be paid by PCSC to the Freenome stockholders pursuant to the Business Combination Agreement. Scalar was not asked to, and did not, offer any opinion as to the terms, other than the Consideration to the extent expressly specified therein, of the Business Combination Agreement or any related documents or the form of the Business Combination or any related transaction (including any agreement or transaction between any Excluded Party and the Company or PCSC), including the fairness of the Business Combination to, or any consideration received in connection therewith by, any Excluded Parties, the holders of any class of securities, creditors, or other constituencies of PCSC, the Company, or any of their respective affiliates. Scalar was not asked to, and did not, offer any opinion with respect to any ongoing obligations of the Company, PCSC, or any of their respective affiliates (including any obligations with respect to governance, appraisal rights, preemptive rights, registration rights, voting rights, or otherwise) contained in any Reviewed Transaction Documents, any other agreement related to the Business Combination, or under applicable law, any allocation of the Consideration (or any portion thereof), or the fair market value of the Company, PCSC, PCSC’s ordinary shares, or the Company Shares. In addition, Scalar expressed no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors, or employees of any parties to the Business Combination, any Excluded Parties, or any class of such persons, whether relative to the Consideration or otherwise. Scalar’s opinion (i) did not address the individual circumstances of specific holders of PCSC’s securities (including PCSC Class B Shares and PCSC Preference Shares) with respect to rights or aspects which may distinguish such holders or PCSC’s securities (including PCSC Class B Shares and PCSC Preference Shares) held by such holders, (ii) did not address, take into consideration or give effect to any existing or future rights, preferences, restrictions or limitations or other attributes of any such securities (including PCSC Class B Shares and PCSC Preference Shares) or holders (including the Sponsor), (iii) did not address any impact of the Business Combination on any particular PCSC Class A Shareholder other than in its capacity as a PCSC Class A Shareholder, and (iv) did not in any way address proportionate allocation or relative fairness (including, without limitation, the allocation of any consideration among or within any classes or groups of security holders or other constituents of PCSC or any other party). Scalar also did not address, or express a view with respect to, any acquisition of control or effective control of PCSC by any stockholder or group of stockholders of the Company. Scalar’s opinion should not be construed as creating any fiduciary duty of Scalar (or any of its affiliates) to any party.
Scalar’s opinion was provided for the information and assistance of the Special Committee (in its capacity as such) in connection with, and for the purpose of, its evaluation of the Business Combination, and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act (including with respect to any redemption rights) with respect to the Business Combination or any other matter.
Summary of Scalar’s Financial Analysis
The following is a summary of the material financial analyses delivered by Scalar to the Special Committee in connection with rendering the opinion described above. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Scalar, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Scalar. Scalar may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Scalar’s view of the actual value of the Company. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Scalar. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Scalar’s financial analyses and its opinion.
In performing its analyses, Scalar made numerous assumptions with respect to industry performance, primarily that the market conditions, the competitive landscape, and the regulatory environment for the Company’s products would remain unchanged, and assumptions related to general business and economic conditions and other matters, many of which are beyond the control of PCSC, the Company, or any other parties to the Business Combination. These analyses do not purport to be appraisals or reflect the prices at which businesses or securities may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on November 30, 2025, and is not necessarily indicative of current market conditions.
Assumed Value of New Freenome Common Stock
Given PCSC’s nature as a special purpose acquisition company, for purposes of its opinion and with PCSC’s consent, Scalar assumed a value of $10.61 per PCSC Share in calculating the value of the New Freenome Common Stock to be issued as the Consideration under the Business Combination Agreement, with such $10.61 per share value being based on (a) $91,550,673.98, which was the value of the assets held in PCSC’s Trust Account as of November 30, 2025, divided by (b) 8,625,000, which was the number of outstanding PCSC Class A Shares subject to redemption as of October 31, 2025. In rendering its opinion, Scalar did not express any view or opinion as to what the value of any PCSC Shares will be when issued pursuant to the Business Combination or the price or range of prices at which any PCSC Class A Shares, PCSC Class B Shares or other securities or financial instruments of or relating to PCSC may trade or otherwise be transferable at any time before or after announcement or consummation of the Business Combination.
License Agreement Multiples Analysis
Scalar reviewed certain financial data for selected companies with publicly traded equity securities that had announced license agreements that Scalar deemed relevant for purposes of this analysis based on various factors, including the companies’ product offerings within the biotech industry and their business model. The financial data reviewed included:
•	Licensor enterprise value as of seven days prior to announcement, or “Licensor EV Pre-Announcement”;
•	Licensor enterprise value as of 30 days post-announcement, or “Licensor EV Post-Announcement”;
•	The announced nominal value of the potential license payments the licensor could receive pursuant to the license agreement, or “Potential License Payments”;
•	The change in enterprise value between the Licensor EV Pre-Announcement and the Licensor EV Post-Announcement, or “Change in EV”; and
•	The Change in EV divided by the Potential License Payments, or “Implied Multiple.”
The selected licensors and corresponding financial data included the following:

($ in thousands) Selected Licensors	Date	Licensor EV Pre-Announcement	Licensor EV Post-Announcement	Potential License Payments	Change in EV	Implied Multiple
Rani Therapeutics, LLC	10/19/25	$25,382	$186,707	$185,000	$161,325	0.87x
Arrowhead Pharmaceuticals, Inc.	09/02/25	$2,628,202	$4,483,618	$2,200,000	$1,855,416	0.84x
IDEAYA Biosciences, Inc.	09/02/25	$1,186,953	$1,392,039	$530,000	$205,086	0.39x
BioArctic AB (publ)	08/26/25	$2,100,615	$2,523,069	$802,000	$422,454	0.53x
Jazz Pharmaceuticals plc	08/20/25	$10,798,568	$11,476,733	$1,035,000	$678,165	0.66x
Kymera Therapeutics, Inc.	06/25/25	$2,252,135	$2,440,795	$750,000	$188,660	0.25x
Agenus Inc.	06/03/25	$133,828	$202,918	$141,000	$69,090	0.49x
Bio-Thera Solutions, Ltd.	02/10/25	$1,098,540	$1,169,853	$164,500	$71,312	0.43x
Valneva SE	12/19/24	$360,695	$392,508	$41,300	$31,813	0.77x

Taking into account the results of the license agreement multiples analysis, Scalar applied selected multiple ranges between 0.65x and 0.85x. Scalar’s selection of the 0.65x to 0.85x range, with a midpoint of 0.75x, reflects an observed positive correlation in the selected licensor dataset between the total announced potential value of license payments and the resulting Implied Multiple. The aggregate announced potential value of Freenome’s license agreements with Exact Sciences and Roche is $1.094 billion, which would place Freenome’s license agreements in the top quartile of the Potential License Payments in the observed data. Scalar noted that certain smaller license agreements in the dataset were less directly comparable to a multi-license arrangement of the scale of the Freenome license agreements. Among the larger transactions in the dataset, the $2.200 billion Arrowhead Pharmaceuticals agreement and the $1.035 billion Jazz Pharmaceuticals agreement had an average Implied Multiple of 0.75x, corresponding to the midpoint of the selected Implied Multiple range. The midpoint roughly corresponds to the 75th percentile of the Implied Multiple data, 0.77x, and the 0.65x to 0.85x range corresponds to the sixth and ninth deciles of the observed data. In selecting a multiple within the upper end of the range, Scalar also considered the stage of development of Freenome's multiomics platform. Freenome’s product has improved its cancer signal detection capabilities since 2021. Freenome's colorectal cancer screening product is intended to serve as a proof-of-concept for additional screening products, including a lung cancer screening product, built on the same underlying technology. Scalar also considered that Freenome's underlying technology is a platform applicable to multiple screening products, rather than a single therapeutic asset, which Scalar viewed as supporting the selection of an Implied Multiple range in the upper portion of the observed data. These multiples are applied to the license agreement between Freenome and Exact Sciences with remaining announced potential value of $760 million, and estimated a remaining value between $494 million and $646 million for this license agreement. The $760 million figure is the result of reducing the total announced $885 million potential value for the $50 million convertible note investment received by Freenome and for the $75 million upfront cash payment Freenome received in November 2025 from Exact Sciences pursuant to this license agreement. Scalar, based on its own expertise, applied the selected multiple range of 0.65x and 0.85x to the license agreement between Freenome and Roche with remaining announced potential value of $134 million, and estimated a value between $87 million and $114 million for this license agreement. The $134 million figure is the result of reducing the total announced $209 million potential value for the $75 million convertible note that Freenome has already received from Roche. Scalar summed the aforementioned Exact Sciences license agreement and Roche license agreement values, and concluded a total value of Freenome’s license agreements between $581 million and $760 million and added pro forma net cash of $552 million, which was the sum of (i) the $60.2 million in cash on Freenome’s balance sheet as of June 30, 2025, (ii) an assumed $250 million of proceeds from the PIPE Financing, as directed by PCSC management, (iii) the $75 million proceeds from Roche’s convertible note investment into Freenome, (iv) the $50 million proceeds from Exact Sciences Convertible Note investment into Freenome, (v) the $75 million upfront payment by Exact Sciences to Freenome pursuant to the Exact Sciences license agreement, and (vi) the $91.6 million in cash in the Trust Account as of November 30, 2025, to the total value of Freenome’s license agreements to calculate implied total equity value. The license agreement multiples analysis indicated implied total equity value reference ranges for Freenome of approximately $1,133,000,000 to $1,312,000,000, as compared to the fully-diluted value of the Consideration (as described and calculated below under “—Pro Forma Consideration Analysis”) of $1,259,657,005.
Scalar noted that the fully-diluted value of the Consideration was within the above range, which in Scalar’s view supported its assessment of the fairness, from a financial point of view, of the Consideration to (1) the PCSC Class A Shareholders (other than the Excluded Parties) and (2) PCSC.
Cost to Recreate Analysis – All Assets
Scalar reviewed Freenome’s research and development expenses beginning January 1, 2021 and ending June 30, 2025. Research and development expenses incurred before 2021 were excluded on the basis that earlier development efforts were no longer relevant due to significant advancements in the underlying technology. The analysis included:
•	Freenome’s research and development expense for annual periods, or “R&D Expense”;
•	The estimated required rate of return on R&D Expense, or “Yearly Return”;
•	The product of Time Elapsed and Yearly Return, or “Total Expected Return”;
•	The product of R&D Expense and Total Expected Return, or “Entrepreneurial Incentive”; and
•	The sum of the R&D Expense and the Entrepreneurial Incentive, or “Cost to Recreate”
As an illustrative example, the analysis, with an assumed Yearly Return of 25%, follows:

Period Ending*	($ in thousands) R&D Expense	Time Elapsed (years)	Yearly Return	Total Expected Return	Entrepreneurial Incentive	Cost to Recreate
December 31, 2021	$147,123	3.9	25.0%	97.9%	$144,058	$291,181
December 31, 2022	$164,151	2.9	25.0%	72.9%	$119,693	$283,844
December 31, 2023	$228,255	1.9	25.0%	47.9%	$109,372	$337,627
December 31, 2024	$225,749	0.9	25.0%	22.9%	$51,734	$277,483
June 30, 2025	$94,866	0.4	25.0%	10.4%	$9,882	$104,748

*	All periods begin January 1 of the respective year
Obsolescence Adjustment Support
Scalar reviewed certain financial data for selected transactions that Scalar deemed relevant for purposes of the cost to recreate analysis to support an obsolescence adjustment to account for R&D Expense that is attributable to obsolete parts of Freenome’s product and technology. The analysis includes companies that were acquired in the selected transactions, which Scalar chose based on various factors, such as the acquired companies’ product offerings within the biotech industry and their business model. The financial data reviewed included:
•	The estimated period over which the applicable asset is expected to contribute a company’s future cash flows before becoming obsolete, or “Useful Life”; and
•	The inverse of the Useful Life, or “Annual Obsolescence”

Acquired Company	Transaction Year	Useful Life	Annual Obsolescence
Curetis N.V.	2020	10	10.0%
Genomic Health, Inc.	2019	10	10.0%
HD Biosciences Co., Ltd.	2017	10	10.0%
Ipsogen SA	2011	10	10.0%
Boston Biochem, Inc.	2011	12	8.3%
Tocris Holdings Ltd.	2011	15	6.7%
Astex Therapeutics Ltd.	2011	7	14.3%
SABiosciences Corporation	2009	10	10.0%
Fisher Scientific International Inc.	2006	9	11.1%
Medicis Pharmaceutical Corp.	2012	5	20.0%

Based on its review of the acquired companies in the selected transactions, Scalar applied an obsolescence adjustment to the cost to recreate analysis by applying Annual Obsolescence to the cost to recreate analysis. The analysis included:
•	100% less the product of Time Elapsed, rounded to the nearest integer, and the Annual Obsolescence, or “Obsolescence Adjustment”; and
•	The product of the Cost to Recreate and Obsolescence Adjustment, or “Total Cost to Recreate”
As an illustrative example, the cost to recreate analysis with an assumed Yearly Return of 25%, with a selected 17.5% Annual Obsolescence applied, follows:

Period Ending*	($ in thousands) Cost to Recreate	Time Elapsed	Annual Obsolescence	Obsolescence Adjustment	Total Cost to Recreate
December 31, 2021	$291,181	3.9	17.5%	30.0%	$87,354
December 31, 2022	$283,844	2.9	17.5%	47.5%	$134,826
December 31, 2023	$337,627	1.9	17.5%	65.0%	$219,458
December 31, 2024	$277,483	0.9	17.5%	82.5%	$228,924
June 30, 2025	$104,748	0.4	17.5%	100.0%	$104,748
Plus: Pro Forma Net Cash					$551,710,764
Total					$1,327,020,205

*	All periods begin January 1 of the respective year
Scalar, based on its own expertise, performed the aforementioned cost to recreate analysis using selected Yearly Returns ranging from 20% to 30%. The selected range was informed by published required rate of return studies, such as the 2025 Pepperdine Private Capital Markets Study that reports required rates of return ranging from 23% to 32% for late-stage companies and the required rates of return studies by Scherlis, et al. and Shalman et al. that suggest a range of 20% to 35% for Bridge/IPO stage companies. The selected range of 20% to 30% falls within the ranges observed in these studies and was selected given the Company’s stage of development.
Scalar selected Annual Obsolescence between 15% and 20%. Using the Yearly Return and Annual Obsolescence inputs, the cost to recreate analysis indicated implied total equity value reference ranges for Freenome of approximately $1,214,000,000 to $1,452,000,000, as compared to the Fully-Diluted Value of the Transaction Consideration (as described and calculated below under “—Pro Forma Consideration Analysis”) of $1,259,657,005.
Scalar noted that the fully-diluted value of the Consideration was within the above range, which in Scalar’s view supported its assessment of the fairness, from a financial point of view, of the Consideration to (1) the PCSC Class A Shareholders (other than the Excluded Parties) and (2) PCSC.
Pro Forma Consideration Analysis
Utilizing pro forma ownership information provided by PCSC management and the assumptions described above (assuming a value of $10.61 per share of New Freenome Common Stock), Scalar calculated the aggregate implied value of the pro forma shares of New Freenome Common Stock outstanding following the consummation of the Business Combination. These calculations are summarized below:

	# of shares	Value*
PCSC Class A Shares	8,625,000	$91,550,674
PCSC Class B Shares	2,156,250	22,887,668
PCSC Class A Private Placement Shares	286,250	3,038,421
Company Shares (“Consideration”)	76,234,625	809,197,836
Roche Investment Shares	6,370,313	67,618,134
Perceptive PIPE Investment Shares	2,500,000	26,536,427
RA Capital PIPE Investment Shares	5,000,000	53,072,854
Third-Party PIPE Investment Shares	17,500,000	185,754,991
Cash transaction expenses	N/A	17,625,000
Fully-Diluted Value of Transaction Consideration	118,672,438	$1,259,657,005

*	Value is the product of the # of shares and $10.6145709
Scalar noted that the fully-diluted value of the Consideration, as described above, was within the reference ranges calculated in the licensing agreement analysis and the cost to recreate analysis described above, which in Scalar’s view supported its assessment of the fairness, from a financial point of view, of the Consideration to (1) the PCSC Class A Shareholders (other than the Excluded Parties) and (2) PCSC.
Implied Pro Forma Share Value Analysis
Utilizing the implied total equity value reference ranges for Freenome from the licensing agreement multiples analysis and cost to recreate analysis, the pro forma ownership information provided by PCSC management and the assumptions described above, Scalar calculated the implied pro forma value of a share of New Freenome Common Stock after giving effect to the Business Combination. This analysis took into consideration the impact of the pro forma dilution described above in calculating the fully-diluted value of the Consideration. These calculations are summarized below:

	Implied Pro Forma Value per share of New Freenome Common Stock
	Low	Middle	High
Average of Pro Forma Value per share of New Freenome Common Stock derived from the licensing agreement multiples analysis and cost to recreate analysis	$9.89	$10.73	$11.65

Scalar noted that the assumed value of a share of New Freenome Common Stock of $10.61 was within the reference ranges calculated by the average of the licensing agreement and cost to recreate analyses described above, which in Scalar’s view supported its assessment of the fairness, from a financial point of view, of the Consideration to (1) the PCSC Class A Shareholders (other than the Excluded Parties) and (2) PCSC.
General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Scalar’s opinion. In arriving at its fairness determination, Scalar considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Scalar made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to PCSC or Freenome or the Business Combination.
Scalar’s financial analyses and opinion were only one of many factors taken into consideration by the Special Committee in its evaluation of the Business Combination. Consequently, the analyses described above should not be viewed as determinative of the views of the Special Committee, the PCSC Board, or management of PCSC with respect to the Consideration or as to whether the Special Committee would have been willing to determine that different consideration was fair to PCSC and its shareholders. The Consideration was determined through arm’s-length negotiations between PCSC and the Company and was approved by the Special Committee and the PCSC Board. Scalar did not advise the PCSC Board during these negotiations, nor did it recommend any specific amount of consideration to PCSC, the Special Committee or the PCSC Board or that any specific amount of consideration constituted the only appropriate consideration for the Business Combination. The foregoing summary does not purport to be a complete description of the analyses performed by Scalar in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Scalar attached hereto as Annex L.
Scalar and its affiliates are engaged in transaction advisory, financial reporting, litigation consulting, tax and other financial and non-financial activities and services for various persons and entities. Scalar was engaged by the Special Committee to render its opinion to the Special Committee and Scalar received a fee of $225,000 from PCSC for providing its services and rendering its opinion. No portion of these fees was refundable or contingent upon the consummation of the Business Combination or the conclusion reached in Scalar’s opinion. PCSC has also agreed to indemnify Scalar against certain liabilities and reimburse Scalar for certain expenses in connection with Scalar’s services. In the past two years, Scalar and its affiliates have not provided any other advisory services to PCSC or its affiliates for which Scalar and its affiliates received compensation. Since January 1, 2024, Scalar has performed valuation services for affiliates of the Sponsor for which Scalar received approximately $340,000 in aggregate compensation. Scalar and its affiliates may also seek to provide such services to the Company, PCSC, and their respective affiliates in the future and expect to receive fees for the rendering of these services. In the ordinary course of business, certain of Scalar’s employees and affiliates, or entities in which they have invested, may hold or trade, for their own accounts and the accounts of their investors, securities of the Company and PCSC and, accordingly, may at any time hold a long or short position in such securities.
The issuance of Scalar’s opinion was approved by an authorized committee of Scalar.
The Special Committee selected Scalar to provide its opinion in connection with the Business Combination based on Scalar’s reputation and experience. Scalar is a valuation firm that has substantial experience in transactions similar to the Business Combination.